UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2008
PANDA ETHANOL, INC.
(Exact name of registrant as specified in its charter)
000-50282
Commission File Number

Nevada	33-0986282
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
4100 Spring Valley, Suite 1002
Dallas, Texas 75244
(Address of principal
executive offices, including Zip Code)
972.361.1200
Registrant’s telephone number, including area code:
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          As previously disclosed on January 22, 2008, Lurgi, Inc. (“Lurgi”) informed Panda Ethanol, Inc. (the “Company”) in its January monthly report that it did not anticipate being able achieve substantial completion by March 28, 2008 with respect to the construction of the Hereford facility, pursuant to the engineering, procurement and construction contract (the “EPC Contract”) between Lurgi and Panda Hereford Ethanol, L.P. (the “Borrower”), a wholly-owned indirect subsidiary of the Company, and indicated a substantial completion date in the second quarter of 2008. Also as previously disclosed, subsequent to receipt of the Lurgi January report, preliminary field testing revealed a soil settling problem with certain tanks at the Hereford facility. On March 20, 2008, Lurgi submitted a final remediation plan to address concerns related to the settling of the soil around these tank foundations and the potential settling of the soil around other tanks and bins at the Hereford facility. This plan was based on further geotechnical investigation and included the recommendations of independent consultants. Lurgi has commenced the corrective action necessary to reinforce the soil beneath the affected tanks and bins and to replace the structural backfill inside the concrete ringwall foundations that support certain tanks at the Hereford facility. The overall remediation plan is expected to be completed in the third quarter of 2008. The cost to perform the remediation activities is the responsibility of Lurgi in accordance with the EPC Contract.
          In connection with the construction delay, the Borrower, Société Générale (the “Agent”) and the lenders (the “Lenders”) named in that certain Financing Agreement, dated as of July 28, 2006, by and among the Borrower, the Agent, the Lenders and SG Americas Securities, LLC, as amended (the “Financing Agreement”), entered into a Second Amendment to Financing Agreement and Depositary and Disbursement Agreement, dated as of April 2, 2008 (the “Amendment”). The Amendment sets forth a revised construction and draw schedule acceptable to the Agent, in consultation with the Lenders’ independent engineer. Specifically, the Amendment, among other things:
•	extends the deadline for substantial completion under the Financing Agreement and that certain Depositary and Disbursement Agreement, dated as of July 28, 2006, by and between the Borrower, the Agent and the Lenders, as amended (the “Disbursement Agreement”), from March 28, 2008 to September 30, 2008;

•	extends the deadline for final acceptance under the Financing Agreement and the Disbursement Agreement from June 13, 2008 to February 15, 2009;

•	requires the Borrower to keep at all times not less than $1 million in the construction budget to cover unanticipated construction costs, and makes such requirement a condition precedent to the obligation of the Lenders to make any term loans on any funding date under the Financing Agreement;

•	adds affirmative covenants under the Financing Agreement requiring the Borrower to (i) have received by July 15, 2008 insurance proceeds of at least $2 million for claims related to the soil settling under certain tank foundations at the Hereford facility and (ii) resist any efforts by Lurgi to render unenforceable the Borrower’s setoff rights under the EPC Contract;

•	increases the amount of permitted indebtedness to the Borrower’s subordinated debt provider from $35.5 million to $45 million;

•	extends the deadline by which failure to achieve completion will constitute an event of default under the Financing Agreement from June 13, 2008 to November 15, 2008;

•	adds the following events of default under the Financing Agreement: (i) a violation of the minimum contingency covenant that remains uncured for three business days; (ii) failure to achieve substantial completion by September 30, 2008; (iii) the Company’s non-compliance with the Sponsor Support Agreement (defined below); and, (iv) the rendering of a final judgment or nonappealable order against Borrower ordering it to cease setting off the liquidated damages owed by Lurgi under the

EPC Contract against the Borrower’s payment obligations to Lurgi, or declaring such setoffs unenforceable; and

•	amends the definition of “Qualified Project Expenses” under the Financing Agreement to exclude any bonus payments under the construction contracts related to the Hereford facility.
          In order to induce the Lenders to enter into the Amendment, (i) the Borrower paid a fee in the aggregate amount of $510,000 to the Lenders who signed the Amendment and (ii) the Company, the Borrower and the Agent entered into a Sponsor Support Agreement, dated as of April 2, 2008 (the “Sponsor Support Agreement”). The Sponsor Support Agreement obligates the Company to make, when necessary, capital contributions to the Borrower to bring the Borrower into compliance with its covenant in the Financing Agreement to keep at all times not less than $1 million in the construction budget to cover unanticipated construction costs. The Sponsor Support Agreement will automatically terminate on the first business day after the earlier of (i) the day on which completion has occurred and no default or event of default has occurred and is continuing or (ii) the day on which all obligations have been paid in full, and no further commitments are outstanding, under the Financing Agreement. All contributions of the Company under the Sponsor Support Agreement will be deemed capital contributions of the Company and not indebtedness of the Borrower to the Company or any of its affiliates.
          The foregoing descriptions of the Amendment and the Sponsor Support Agreement are summaries only and are qualified in their entirety by the terms of the Amendment and the Sponsor Support Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
Forward-Looking Statements
          This Current Report on Form 8-K contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our current expectations, assumptions, beliefs, estimates and projections about our company and the ethanol and other related industries. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should” and variations of such words or similar expressions.
          We caution you that reliance on any forward-looking statement involves risks and uncertainties, and that, although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances. Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the time, cost and ability to complete construction of the Hereford facility; issues arising in connection with the development and construction of the Hereford facility, including those relating to permits, easements, site conditions, workmanship, process engineering, and conflicts of interest; as well as the risk factors discussed under “Risk Factors” in our Quarterly Reports on Form 10-Q filed on May 15, 2007 (as amended on Form 10-Q/A filed on November 2, 2007), August 20, 2007 (as amended on Form 10-Q/A filed on November 2, 2007) and November 16, 2007 and our annual and quarterly reports filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.1	Second Amendment to Financing Agreement and Depositary and Disbursement Agreement, dated as of April 2, 2008, by and among Panda Hereford Ethanol, L.P., Société Générale and the lenders named therein.
10.2	Sponsor Support Agreement, dated as of April 2, 2008, by and among Panda Ethanol, Inc., Panda Hereford Ethanol, L.P. and Société Générale.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 8, 2008

PANDA ETHANOL, INC.
By:	/s/ Darol Lindloff
Darol Lindloff
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Financing Agreement and Depositary and Disbursement Agreement, dated as of April 2, 2008, by and among Panda Hereford Ethanol, L.P., Société Générale and the lenders named therein.

10.2	Sponsor Support Agreement, dated as of April 2, 2008, by and among Panda Ethanol, Inc., Panda Hereford Ethanol, L.P. and Société Générale.